Fees Summary	Jun. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 462,173,000
Previously Paid Amount	0.00
Total Fee Amount	63,826.10
Total Offset Amount	63,826.10
Net Fee	$ 0.00